Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT (this “Amendment”), dated as of February 28, 2006, to the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of June 30, 2005, among DUKE ENERGY CORPORATION, the BANKS listed on the signature pages hereof, CITIBANK, N.A., as Administrative Agent, and BANK OF AMERICA, N.A., as Syndication Agent.

W I T N E S S E T H :

WHEREAS, the Borrower has advised the Banks that it wishes to undertake the consummation of the business combination with Cinergy Corp., a Delaware corporation (“Cinergy”), pursuant to which each of the Borrower and Cinergy will merge with a separate subsidiary of the Company (as defined below) and will thereby become a wholly-owned subsidiary of the Company (such merger involving the Borrower, the “Borrower Merger”);

WHEREAS, following consummation of the Borrower Merger (i) the Borrower intends to convert from Duke Energy Corporation, a North Carolina corporation, to Duke Power Company LLC, a North Carolina limited liability company in accordance with the provisions of Part 2 of Article 11A of the North Carolina Business Corporation Act and Part 1 of Article 9A of the North Carolina Limited Liability Company Act (the “Conversion”) and (ii) the Borrower intends to distribute its membership interest in Duke Capital LLC, a Delaware limited liability company, to the Company (the “Distribution ”);

WHEREAS, the parties hereto desire to amend and/or waive certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each other similar reference contained in the Credit Agreement shall, after the amendments herein become effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments to Definitions.

(a)    Effective simultaneously with consummation of the Conversion, the definition of the following term set forth in Section 1.01 of the Credit Agreement is hereby amended to read in full as follows:

“Borrower” means Duke Power Company LLC, a North Carolina limited liability company, and its successors.

(b)     Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical place:

“Company” means Duke Energy Corporation, a Delaware corporation, originally incorporated as Deer Holding Corporation, a Delaware corporation.

Section 3. Amendments to Defaults. Section 6.01(k) of the Credit Agreement is hereby amended to read as follows:

(k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than trustees and participants in employee benefit plans of the Company and its Subsidiaries or the Endowment or Trust, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of 50% or more of the outstanding shares of common stock of the Company; during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period (together with any successors nominated or appointed by such directors in the ordinary course) shall cease to constitute a majority of the board of directors of the Company; or the Borrower shall cease to be a Subsidiary of the Company;

Section 4. Consent to LLC Conversion. The Administrative Agent hereby consents to the Conversion.

Section 5. Limited Waiver. The Banks hereby waive the Event of Default that would otherwise arise under Sections 5.08 and 6.01(b) of the Credit Agreement by reason of the Distribution.

Section 6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

(a)     no Default has occurred and is continuing; and

(b)     each representation and warranty of the Borrower set forth in the Credit Agreement after giving effect to this Amendment is true and correct as though made on and as of such date.

Section 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective simultaneously with consummation of the Borrower Merger, so long as prior to such time the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party satisfactory to the Administrative Agent of execution of a counterpart hereof by such party).

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Section 8. Limited Effect. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DUKE ENERGY CORPORATION
By:	/s/ S. L. Love
Name: S. L. Love
Title: Assistant Treasurer

CITIBANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Richard Evans
Name: Richard Evans
Title: Vice President

BANK OF AMERICA, N.A.
By:	/s/ Kevin Wagley
Name: Kevin Wagley
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Michael J. DeForge
Name: Michael J. DeForge
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Lawrence P. Sullivan
Name: Lawrence P. Sullivan
Title: Director

BARCLAYS BANK PLC
By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

ABN AMRO BANK N.V.
By:	/s/ John D. Reed
Name: John D. Reed
Title: Director

By:	/s/ Todd D. Vaubel
Name: Todd D. Vaubel
Title: Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By:	/s/ Rainer Meier
Name: Rainer Meier
Title: Vice President

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking Products Services US

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director, Banking Products Services, US

LEHMAN BROTHERS BANK, FSB
By:	/s/ Janine M. Shugan
	Name:	Janine M. Shugan
	Title:	Authorized Signatory

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)
By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Thomas R. Cantello
	Name:	Thomas R. Cantello
	Title:	Vice President

By:	/s/ Denise L. Alvarez
	Name:	Denise L. Alvarez
	Title:	Associate

MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President

SUNTRUST BANK
By:	/s/ Kelley Brandenburg
	Name:	Kelley Brandenburg
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH
By:	/s/ Linda Tam
	Name:	Linda Tam
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, NEW YORK BRANCH
By:	/s/ Emily Freedman
	Name:	Emily Freedman
	Title:	Vice President

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By:	/s/ Thomas R. Brady
	Name:	Thomas R. Brady
	Title:	Director

By:	/s/ Brian Smith
	Name:	Brian Smith
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Assistant Vice President

MIZUHO CORPORATE BANK, LTD.
By:
Name:
Title:

THE NORTHERN TRUST COMPANY
By:	/s/ Preeti Sullivan
	Name:	Preeti Sullivan
	Title:	Vice President

WESTLB AG, NEW YORK BRANCH
By:	/s/ Felicia La Forgia
	Name:	Felicia La Forgia
	Title:	Director

By:	/s/ Anthony Alessandro
	Name:	Anthony Alessandro
	Title:	Associate Director

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	General Manager